 (header images)(menubar images) Calling All Advisors...
Tuning into "The New Lindner"

The wonders of technology make it possible to hold a "virtual meeting" with people in many locations via telephone/ audio conference. This technology made it possible for Lindner's senior managers to conduct a dialogue with key investment advisors across the country in a timely, cost-effective manner. Subject? The changes taking place at Lindner Funds. Among the benefits to the advisors... they never had to leave their offices.

On June 3, 1999 Lindner Vice Chairman Mark Finn, President Eric Ryback and Vice President/Director of Research Jeff Fotta convened in New York City for Lindner's first nationwide conference call with Registered Investment Advisors. According to Mark Finn: "Our strategy is to make Lindner's top management accessible and accountable to shareowners and others in the investment process. Registered Investment Advisors regularly make recommendations to individuals who invest in no-load mutual funds and we plan to be worthy of their independent recommendations."

Ryback stated: "The purpose of the call was to address the changes taking place at Lindner, to detail the plans for improving the performance of the funds and to discuss the vision for the future." Jeff Fotta, CFA, reported to the advisors on the performance of the Lindner Funds in 1999 and the management team then participated in a fast-paced question and answer session with the advisors.

Teleconferences will be conducted with Advisors from time-to-time. For information, and to participate in a call, please contact: Brian Maloney, at 314/727-5305 ext. 248 or via email at (link)bmaloney@lindnerfunds.com.

This article first published in the
Summer 1999 Shareowner (link)Newsletter. (footer images)